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                                                                    Exhibit 32.2

                    CERTIFICATION OF CHIEF FINANCIAL OFFICER
              Pursuant to 18 U.S.C. ss.1350, as adopted pursuant to
                    ss. 906 of the Sarbanes-Oxley Act of 2002


In connection with the filing with the Securities and Exchange Commission of the Quarterly Report of SEDONA Corporation (the "Company") on Form 10-Q for the period ending June 30, 2003 (the "Report"), I, Anita M. Primo, Interim Chief Financial Officer, certify, pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge:

         (1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         (3) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Anita M. Primo
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Anita M. Primo
Controller and Interim Chief Financial Officer


August 19, 2003